Exhibit 10.2

ENERSYS

2366 Bernville Road

Reading, PA 19605

USA

Facsimile No.: +1-610-208-1671

PRIVATE & CONFIDENTIAL

Fax no. +39 02 87941558	INTESA SANPAOLO S.p.A.
P.zza Scala 6
20121 - Milan, Italy
To the kind attention of:
Mr. Alessandro Rotoli, Intesa Sanpaolo
Mr. Nicola Menis, Intesa Sanpaolo

Reading, May 15, 2008

RE: Proposed Waiver and Amendment Request to Euro 25 Million Credit Facility dated June 15, 2005

Dear Mr. Rotoli and Mr. Menis:

EnerSys (Holdings) is in the process of preparing to issue $150 – $205 million in senior unsecured debt in May. These debt securities will most likely be convertible bonds but might be issued as straight unsecured debt. The proceeds from the debt issuance would be used to pay a portion of EnerSys Capital Inc.’s US Credit Agreement Term Loan. This is Step 1.

In addition, EnerSys (Holdings) is preparing to refinance the remaining balance of the EnerSys Capital Inc. (Parent) current US Credit Agreement in June. EnerSys plans on entering into a new approximately $225 – 250 million Term Loan A and $125 million Revolver which will repay the balance of EnerSys Capital Inc.’s existing US Credit Agreement. The terms, conditions and covenants will be substantially similar to our existing US Credit Agreement. This is Step 2.

This two step refinancing plan will provide long-term benefits to EnerSys and to Intesa Sanpaolo:

1)	Extend the maturity of the US Credit Facility Revolver and Term Loans from March 2009 and March 2011, respectively, to June 2013 and June 2014, respectively.

2)	The issuance of senior unsecured indebtedness should improve the credit rating for the US Credit Agreement, which is currently BB and Ba2, since the remaining secured debt will be reduced significantly, although there can be no assurance such ratings upgrade will occur.

3)	Issuance of senior unsecured convertible debt would lower EnerSys’ cash interest payments due to the lower interest coupon on convertible debt.

In addition to Step 1 and 2, EnerSys (Holdings) is in the process of setting up a corporate joint venture with a Tunisian company (hereinafter the “Tunisian JV”) under which EnerSys (Holdings) will own 51% of the share capital of the Tunisian JV for an overall investment in the first year of approximately Euro 1.000.000,00 and that shall not exceed Euro 2.000.000,00 in the following years. This is Step 3.

(Step 1, Step 2, Step 3, collectively the “Transactions”).

1

EnerSys is requesting the following waivers and amendments to the terms of the Euro 25 million Credit Agreement:

1.	Authorize Issuance of New Senior Unsecured Financial Indebtedness – Step 1.

In relation to article 18.7 (Financial Indebtedness) of the Euro 25 million Credit Agreement, EnerSys is requesting that it be permitted to issue $150 – $205 million of senior unsecured indebtedness in the form of bonds either convertible or straight unsecured debt and use the net proceeds to partially pay down the existing US Credit Agreement Term Loan. EnerSys and all of its direct and indirect subsidiaries shall be entitled to grant guarantees of any kind that might be necessary in order to issue such New Senior Unsecured Financial Indebtedness. This Transaction will be completed approximately by the end of May,

Should the execution and implementation of Step 1 above trigger a potential or actual breach or violation of any provisions included under the Euro 25 million Credit Agreement, the relevant term, condition, covenant and representation will be deemed as fully and unconditionally waived by Intesa Sanpaolo.

2.	Authorize Entering Into a new Secured US Credit Agreement – Step 2.

In relation to articles 18.5 (Negative Pledge) and 18.7 (Financial Indebtedness) of the Euro 25 million Credit Agreement, EnerSys is requesting that it be permitted to enter into a new US Credit Agreement which will repay the balance of the existing US Credit Agreement and that will have substantially similar security package, guarantees, financial covenants, terms and conditions as the existing US Credit Agreement, with such changes and modifications thereto as EnerSys and the lenders thereunder mutually agree. The new US Credit Agreement will consist of approximately $225 – 250 million of Term Loan A and a Revolver of approximately $125 million. EnerSys and all of its direct and indirect subsidiaries shall be entitled to grant guarantees and mortgages, pledges, security interests, encumbrances, liens or charges of any kind that might be necessary in order to enter into such new US Credit Agreement. It is understood that the guarantees and security package of the new US Credit Agreement shall be substantially similar to the guarantees and security package of the existing US Credit Agreement, with such changes and modifications thereto as EnerSys and the lenders thereunder mutually agree. At this regard, EnerSys (Holdings) will deliver to Intesa Sanpaolo immediately after the entering into the new US Credit Agreement (i) a pdf copy of the signed new US Credit Agreement, (ii) a mark-up copy between the current US Credit Agreement and the new US Credit Agreement and (iii) a relevant summary list with the main changes occurred. This Transaction will be completed approximately in mid June.

Subject to point 5 below, should the execution and implementation of Step 2 above trigger a potential or actual breach or violation of any provisions included under the Euro 25 million Credit Agreement, the relevant term, condition, covenant and representation will be deemed as waived by Intesa Sanpaolo until the Final Date (as defined below).

3.	Authorize to set up and make the necessary investment into the Tunisian JV – Step 3.

In relation to article 18.11 (Acquisitions) (b) of the Euro 25 million Credit Agreement, EnerSys is requesting the insertion of a new point (iii), providing for an express authorization to enter in the process of setting up a corporate joint venture with Tunisian JV under which EnerSys (Holdings) will indirectly own 51% of the share capital of the Tunisian JV for an overall investment in the first year of approximately Euro 1.000.000,00 and that shall not exceed Euro 2.000.000,00 in the following years. The Tunisian JV shall have the right to receive and/or make intercompany loans pursuant to article 1.1 (Definitions - Intercompany Loan). This Transaction will be completed approximately within 6 months from the date hereof.

2

Should the execution and implementation of Step 3 above trigger a potential or actual breach or violation of any provisions included under the Credit Agreement, the relevant term, condition, covenant and representation will be deemed as fully and unconditionally waived by Intesa Sanpaolo.

4.	Cross-default provision.

In relation to article 19.5 (Cross-default) of the Euro 25 million Credit Agreement, the definition of Financial Indebtedness shall include also (i) the issuance of the $150 – $205 million of senior unsecured indebtedness in the form of bonds either convertible or straight unsecured debt and (ii) the approximately $225 – 250 million Term Loan A and $125 million Revolver new US Credit Agreement. Therefore the cross-default clause under article 19.5 (Cross-default) of the Euro 25 million Credit Agreement will apply also in such cases.

5.	Amendments to the Euro 25 million Credit Agreement.

Upon the signing of the new US Credit Agreement under Step 2 above, EnerSys and Intesa Sanpaolo will renegotiate in good faith the terms, conditions and financial covenants of the Euro 25 million Credit Agreement in order to adjust the Euro 25 million Credit Agreement to the provisions contained under the new US Credit Agreement.

It remains understood that Intesa Sanpaolo shall, at its own reasonable discretion, specify the terms and conditions and financial covenants that shall be subject to such adjustment.

The renegotiation will take also into account that the validity and effectiveness of the existing Italian law deed of pledge and the existing US law Guarantee will continue.

Should the Parties do not reach an agreement on the new terms and conditions of the Euro 25 million Credit Agreement within 120 days from the date of the signing of the new US Credit Agreement (the “Final Date”), EnerSys acknowledges and agrees that Intesa Sanpaolo will be entitled, at its discretion, to demand for the repayment of the outstanding loan under the Euro 25 million Credit Agreement with a prior written notice of 30 days. This case will be treated as a further case of mandatory prepayment under article 7 (Prepayment and Cancellation) of the Euro 25 million Credit Agreement.

6.	Governing Law and Enforcement.

This letter of waiver shall be governed by the Laws of Italy and, as to the enforcement, is subject to article 34 (Enforcement) of the Euro 25 million Credit Agreement.

******

Should you agree with the above proposal, please return it to us signed by a duly authorized signatory of your company for full unconditional and irrevocable acceptance.

Yours faithfully

ENERSYS

By:	/s/ Michael G. Hastings
Name:	Michael G. Hastings
Title:	Vice President, Treasurer and Assistant Secretary

3

ENERSYS CAPITAL INC.

2366 Bernville Road

Reading, PA 19605

USA

Facsimile No.: +1-610-208-1671

PRIVATE & CONFIDENTIAL

Fax no. +39 02 87941558	INTESA SANPAOLO S.p.A.
P.zza Scala 6
20121 - Milan, Italy
To the kind attention of;
Mr. Alessandro Rotoli, Intesa Sanpaolo
Mr. Nicola Menis, Intesa Sanpaolo

Reading, May 15, 2008

RE: Proposed Waiver and Amendment Request to Euro 25 Million Credit Facility dated June 15, 2005

Dear Mr. Rotoli and Mr. Menis:

EnerSys (Holdings) is in the process of preparing to issue $150 – $205 million in senior unsecured debt in May. These debt securities will most likely be convertible bonds but might be issued as straight unsecured debt. The proceeds from the debt issuance would be used to pay a portion of EnerSys Capital Inc.’s US Credit Agreement Term Loan. This is Step 1.

In addition, EnerSys (Holdings) is preparing to refinance the remaining balance of the EnerSys Capital Inc. (Parent) current US Credit Agreement in June. EnerSys plans on entering into a new approximately $225 – 250 million Term Loan A and $125 million Revolver which will repay the balance of EnerSys Capital Inc.’s existing US Credit Agreement. The terms, conditions and covenants will be substantially similar to our existing US Credit Agreement. This is Step 2.

This two step refinancing plan will provide long-term benefits to EnerSys and to Intesa Sanpaolo:

1)	Extend the maturity of the US Credit Facility Revolver and Term Loans from March 2009 and March 2011, respectively, to June 2013 and June 2014, respectively.

2)	The issuance of senior unsecured indebtedness should improve the credit rating for the US Credit Agreement, which is currently BB and Ba2, since the remaining secured debt will be reduced significantly, although there can be no assurance such ratings upgrade will occur.

3)	Issuance of senior unsecured convertible debt would lower EnerSys’ cash interest payments due to the lower interest coupon on convertible debt.

In addition to Step 1 and 2, EnerSys (Holdings) is in the process of setting up a corporate joint venture with a Tunisian company (hereinafter the “Tunisian JV”) under which EnerSys (Holdings) will own 51 % of the share capital of the Tunisian JV for an overall investment in the first year of approximately Euro 1.000.000,00 and that shall not exceed Euro 2.000.000,00 in the following years. This is Step 3.

(Step 1, Step 2, Step 3, collectively the “Transactions”).

1

EnerSys is requesting the following waivers and amendments to the terms of the Euro 25 million Credit Agreement:

1.	Authorize Issuance of New Senior Unsecured Financial Indebtedness – Step 1.

In relation to article 18.7 (Financial Indebtedness) of the Euro 25 million Credit Agreement, EnerSys is requesting that it be permitted to issue $150 – $205 million of senior unsecured indebtedness in the form of bonds either convertible or straight unsecured debt and use the net proceeds to partially pay down the existing US Credit Agreement Term Loan. EnerSys and all of its direct and indirect subsidiaries shall be entitled to grant guarantees of any kind that might be necessary in order to issue such New Senior Unsecured Financial Indebtedness. This Transaction will be completed approximately by the end of May.

Should the execution and implementation of Step 1 above trigger a potential or actual breach or violation of any provisions included under the Euro 25 million Credit Agreement, the relevant term, condition, covenant and representation will be deemed as fully and unconditionally waived by Intesa Sanpaolo.

2.	Authorize Entering Into a new Secured US Credit Agreement – Step 2.

In relation to articles 18.5 (Negative Pledge) and 18.7 (Financial Indebtedness) of the Euro 25 million Credit Agreement, EnerSys is requesting that it be permitted to enter into a new US Credit Agreement which will repay the balance of the existing US Credit Agreement and that will have substantially similar security package, guarantees, financial covenants, terms and conditions as the existing US Credit Agreement, with such changes and modifications thereto as EnerSys and the lenders thereunder mutually agree. The new US Credit Agreement will consist of approximately $225 – 250 million of Term Loan A and a Revolver of approximately $125 million. EnerSys and all of its direct and indirect subsidiaries shall be entitled to grant guarantees and mortgages, pledges, security interests, encumbrances, liens or charges of any kind that might be necessary in order to enter into such new US Credit Agreement. It is understood that the guarantees and security package of the new US Credit Agreement shall be substantially similar to the guarantees and security package of the existing US Credit Agreement, with such changes and modifications thereto as EnerSys and the lenders thereunder mutually agree. At this regard, EnerSys (Holdings) will deliver to Intesa Sanpaolo immediately after the entering into the new US Credit Agreement (i) a pdf copy of the signed new US Credit Agreement, (ii) a mark-up copy between the current US Credit Agreement and the new US Credit Agreement and (iii) a relevant summary list with the main changes occurred. This Transaction will be completed approximately in mid June.

Subject to point 5 below, should the execution and implementation of Step 2 above trigger a potential or actual breach or violation of any provisions included under the Euro 25 million Credit Agreement, the relevant term, condition, covenant and representation will be deemed as waived by Intesa Sanpaolo until the Final Date (as defined below).

3.	Authorize to set up and make the necessary investment into the Tunisian JV – Step 3.

In relation to article 18.11 (Acquisitions) (b) of the Euro 25 million Credit Agreement, EnerSys is requesting the insertion of a new point (iii), providing for an express authorization to enter in the process of setting up a corporate joint venture with Tunisian JV under which EnerSys (Holdings) will indirectly own 51% of the share capital of the Tunisian JV for an overall investment in the first year of approximately Euro 1.000.000,00 and that shall not exceed Euro 2.000.000,00 in the following years. The Tunisian JV shall have the right to receive and/or make intercompany loans pursuant to article 1.1 (Definitions - Intercompany Loan). This Transaction will be completed approximately within 6 months from the date hereof.

2

Should the execution and implementation of Step 3 above trigger a potential or actual breach or violation of any provisions included under the Credit Agreement, the relevant term, condition, covenant and representation will be deemed as fully and unconditionally waived by Mesa Sanpaolo.

4.	Cross-default provision.

In relation to article 19.5 (Cross-default) of the Euro 25 million Credit Agreement, the definition of Financial Indebtedness shall include also (i) the issuance of the $150 – $205 million of senior unsecured indebtedness in the form of bonds either convertible or straight unsecured debt and (ii) the approximately $225 – 250 million Term Loan A and $125 million Revolver new US Credit Agreement. Therefore the cross-default clause under article 19.5 (Cross-default) of the Euro 25 million Credit Agreement will apply also in such cases.

5.	Amendments to the Euro 25 million Credit Agreement.

Upon the signing of the new US Credit Agreement under Step 2 above, EnerSys and Intesa Sanpaolo will renegotiate in good faith the terms, conditions and financial covenants of the Euro 25 million Credit Agreement in order to adjust the Euro 25 million Credit Agreement to the provisions contained under the new US Credit Agreement.

It remains understood that Intesa Sanpaolo shall, at its own reasonable discretion, specify the terms and conditions and financial covenants that shall be subject to such adjustment.

The renegotiation will take also into account that the validity and effectiveness of the existing Italian law deed of pledge and the existing US law Guarantee will continue.

Should the Parties do not reach an agreement on the new terms and conditions of the Euro 25 million Credit Agreement within 120 days from the date of the signing of the new US Credit Agreement (the “Final Date”), EnerSys acknowledges and agrees that Intesa Sanpaolo will be entitled, at its discretion, to demand for the repayment of the outstanding loan under the Euro 25 million Credit Agreement with a prior written notice of 30 days. This case will be treated as a further case of mandatory prepayment under article 7 (Prepayment and Cancellation) of the Euro 25 million Credit Agreement.

6.	Governing Law and Enforcement.

This letter of waiver shall be governed by the Laws of Italy and, as to the enforcement, is subject to article 34 (Enforcement) of the Euro 25 million Credit Agreement.

******

Should you agree with the above proposal, please return it to us signed by a duly authorized signatory of your company for full unconditional and irrevocable acceptance.

Yours faithfully

ENERSYS CAPITAL INC.

By:	/s/ Michael G. Hastings
Name:	Michael G. Hastings
Title:	Treasurer and Assistant Secretary

3

ENERSYS HOLDINGS (LUXEMBOURG) S.à r.l.

6 Avenue Pasteur, L-2310

L-2310 Luxembourg

Grand Duchy of Luxembourg

Facsimile No.: + 35 2 26478563

PRIVATE & CONFIDENTIAL

Fax no. +3902 87941558	INTESA SANPAOLO S.p.A.
P.zza Scala 6 20121 - Milan, Italy

To the kind attention of
Mr. Alessandro Rotoli, Intesa Sanpaolo
Mr. Nicola Menis, Intesa Sanpaolo

Luxembourg, May 15, 2008

RE: Proposed Waiver and Amendment Request to Euro 25 Million Credit Facility dated June 15, 2005

Dear Mr. Rotoli and Mr. Menis:

EnerSys (Holdings) is in the process of preparing to issue $150 – $205 million in senior unsecured debt in May. These debt securities will most likely be convertible bonds but might be issued as straight unsecured debt. The proceeds from the debt issuance would be used to pay a portion of EnerSys Capital Inc.’s US Credit Agreement Term Loan. This is Step 1.

In addition, EnerSys (Holdings) is preparing to refinance the remaining balance of the EnerSys Capital Inc. (Parent) current US Credit Agreement in June. EnerSys plans on entering into a new approximately $225 – 250 million Term Loan A and $125 million Revolver which will repay the balance of EnerSys Capital Inc.’s existing US Credit Agreement. The terms, conditions and covenants will be substantially similar to our existing US Credit Agreement. This is Step 2.

This two step refinancing plan will provide long-term benefits to EnerSys and to Intesa Sanpaolo:

1)	Extend the maturity of the US Credit Facility Revolver and Term Loans from March 2009 and March 2011, respectively, to June 2013 and June 2014, respectively.

2)	The issuance of senior unsecured indebtedness should improve the credit rating for the US Credit Agreement, which is currently BB and Ba2, since the remaining secured debt will be reduced significantly, although there can be no assurance such ratings upgrade will occur.

3)	Issuance of senior unsecured convertible debt would lower EnerSys’ cash interest payments due to the lower interest coupon on convertible debt.

In addition to Step 1 and 2, EnerSys (Holdings) is in the process of setting up a corporate joint venture with a Tunisian company (hereinafter the “Tunisian JV”) under which EnerSys (Holdings) will own 51% of the share capital of the Tunisian JV for an overall investment in the first year of approximately Euro 1.000.000,00 and that shall not exceed Euro 2.000.000,00 in the following years. This is Step 3.

(Step 1, Step 2, Step 3, collectively the “Transactions”).

EnerSys is requesting the following waivers and amendments to the terms of the Euro 25 million Credit Agreement:

1.	Authorize Issuance of New Senior Unsecured Financial Indebtedness – Step 1.

In relation to article 18.7 (Financial Indebtedness) of the Euro 25 million Credit Agreement, EnerSys is requesting that it be permitted 10 issue $150 – $205 million of senior unsecured indebtedness in the form of bonds either convertible or straight unsecured debt and use the net proceeds to partially pay down the existing US Credit Agreement Term Loan. EnerSys and all of its direct and indirect subsidiaries shall be entitled to grant guarantees of any kind that might be necessary in order to issue such New Senior Unsecured Financial Indebtedness. This Transaction will be completed approximately by the end of May.

Should the execution and implementation of Step 1 above trigger a potential or actual breach or violation of any provisions included under the Euro 25 million Credit Agreement, the relevant term, condition, covenant and representation will be deemed as fully and unconditionally waived by Intesa Sanpaolo.

2.	Authorize Entering Into a new Secured US Credit Agreement – Step 2.

In relation to articles 18.5 (Negative Pledge) and 18.7 (Financial Indebtedness) of the Euro 25 million Credit Agreement, EnerSys is requesting that it be permitted to enter into a new US Credit Agreement which will repay the balance of the existing US Credit Agreement and that will have substantially similar security package, guarantees, financial covenants, terms and conditions as the existing US Credit Agreement, with such changes and modifications thereto as EnerSys and the lenders thereunder mutually agree. The new US Credit Agreement will consist of approximately $225 – 250 million of Term Loan A and a Revolver of approximately $125 million. EnerSys and all of its direct and indirect subsidiaries shall be entitled to grant guarantees and mortgages, pledges, security interests, encumbrances, liens or charges of any kind that might be necessary in order to enter into such new US Credit Agreement. It is understood that the guarantees and security package of the new US Credit Agreement shall be substantially similar to the guarantees and security package of the existing US Credit Agreement, with such changes and modifications thereto as EnerSys and the lenders thereunder mutually agree. At this regard, EnerSys (Holdings) will deliver to Intesa Sanpaolo immediately after the entering into the new US Credit Agreement (i) a pdf copy of the signed new US Credit Agreement, (ii) a mark-up copy between the current US Credit Agreement and the new US Credit Agreement and (iii) a relevant summary list with the main changes occurred. This Transaction will be completed approximately in mid June.

Subject to point 5 below, should the execution and implementation of Step 2 above trigger a potential or actual breach or violation of any provisions included under the Euro 25 million Credit Agreement, the relevant term, condition, covenant and representation will be deemed as waived by Intesa Sanpaolo until the Final Date (as defined below).

3.	Authorize to set up and make the necessary investment into the Tunisian JV – Step 3.

In relation to article 18.11 (Acquisitions) (b) of the Euro 25 million Credit Agreement, EnerSys is requesting the insertion of a new point (iii), providing for an express authorization to enter in the process of setting up a corporate joint venture with Tunisian JV under which EnerSys (Holdings) will indirectly own 51% of the share capital of the Tunisian JV for an overall investment in the first year of approximately Euro 1.000.000,00 and that shall not exceed Euro 2.000.000,00 in the following years. The Tunisian JV shall have the right to receive and/or make intercompany loans pursuant to article 1.1 (Definitions - Intercompany Loan). This Transaction will be completed approximately within 6 months from the date hereof.

2

Should the execution and implementation of Step 3 above trigger a potential or actual breach or violation of any provisions included under the Credit Agreement, the relevant term, condition, covenant and representation will be deemed as fully and unconditionally waived by Intesa Sanpaolo.

4.	Cross-default provision.

In relation to article 19.5 (Cross-default) of the Euro 25 million Credit Agreement, the definition of Financial Indebtedness shall include also (i) the issuance of the $150 – $205 million of senior unsecured indebtedness in the form of bonds either convertible or straight unsecured debt and (ii) the approximately $225 – 250 million Term Loan A and $125 million Revolver new US Credit Agreement. Therefore the cross-default clause under article 19.5 (Cross-default) of the Euro 25 million Credit Agreement will apply also in such cases.

5.	Amendments to the Euro 25 million Credit Agreement.

Upon the signing of the new US Credit Agreement under Step 2 above, EnerSys and Intesa Sanpaolo will renegotiate in good faith the terms, conditions and financial covenants of the Euro 25 million Credit Agreement in order to adjust the Euro 25 million Credit Agreement to the provisions contained under the new US Credit Agreement.

It remains understood that Intesa Sanpaolo shall, at its own reasonable discretion, specify the terms and conditions and financial covenants that shall be subject to such adjustment.

The renegotiation will take also into account that the validity and effectiveness of the existing Italian law deed of pledge and the existing US law Guarantee will continue.

Should the Parties do not reach an agreement on the new terms and conditions of the Euro 25 million Credit Agreement within 120 days from the date of the signing of the new US Credit Agreement (the “Final Date”), EnerSys acknowledges and agrees that Intesa Sanpaolo will be entitled, at its discretion, to demand for the repayment of the outstanding loan under the Euro 25 million Credit Agreement with a prior written notice of 30 days. This case will be treated as a further case of mandatory prepayment under article 7 (Prepayment and Cancellation) of the Euro 25 million Credit Agreement.

6.	Governing Law and Enforcement.

This letter of waiver shall be governed by the Laws of Italy and, as to the enforcement, is subject to article 34 (Enforcement) of the Euro 25 million Credit Agreement.

******

Should you agree with the above proposal, please return it to us signed by a duly authorized signatory of your company for full unconditional and irrevocable acceptance.

Yours faithfully

ENERSYS HOLDINGS (LUXEMBOURG) S.à r.l.

By:	/s/ Richard W. Zuidema
Name:	Richard W. Zuidema
Title:	Manager

3

To:	ENERSYS HOLDINGS (LUXEMBOURG) S.à. r.l.
6 Avenue Pasteur, L-2310
L-2310 Luxembourg
Grand Duchy of Luxembourg
Facsimile No.: + 35 2 26478563

To the kind attention of:
Richard W. Zuidema

To:	ENERSYS CAPITAL INC.
2366 Bernville Road
Reading, PA 19605
USA
Facsimile No.: +1-610-208-1671

To the kind attention of:
Michael G. Hastings

To:	ENERSYS
2366 Bernville Road
Reading, PA 19605
USA
Facsimile No.: +1-610-208-1671

To the kind attention of:
Michael G. Hastings

Milan, May 15, 2008

RE: Proposed Waiver and Amendment Request to Euro 25 Million Credit Facility dated June 15, 2005

Dear Sirs,

We refer to your letter of today’s date setting out your proposal with respect to waivers and amendments to the terms of the Euro 25 million Credit Agreement (the Proposal), which we reproduce below.

* * *

RE: Proposed Waiver and Amendment Request to Euro 25 Million Credit Facility dated June 15, 2005

Dear Mr. Rotoli and Mr. Menis:

EnerSys (Holdings) is in the process of preparing to issue $150 – $205 million in senior unsecured debt in May, These debt securities will most likely be convertible bonds but might be issued as straight unsecured debt. The proceeds from the debt issuance would be used to pay a portion of EnerSys Capital Inc.’s US Credit Agreement Term Loan. This is Step 1.

In addition, EnerSys (Holdings) is preparing to refinance the remaining balance of the EnerSys Capital Inc. (Parent) current US Credit Agreement in June. EnerSys plans on entering into a new approximately $225 – 250 million Term Loan A and $125 million Revolver which will repay the balance of EnerSys Capital Inc.’s existing US Credit Agreement. The terms, conditions and covenants will be substantially similar to our existing US Credit Agreement. This is Step 2.

This two step refinancing plan will provide long-term benefits to EnerSys and to Intesa Sanpaolo:

1)	Extend the maturity of the US Credit Facility Revolver and Term Loans from March 2009 and March 2011, respectively, to June 2013 and June 2014, respectively.

2)	The issuance of senior unsecured indebtedness should improve the credit rating for the US Credit Agreement, which is currently BB and Ba2, since the remaining secured debt will be reduced significantly, although there can be no assurance such ratings upgrade will occur.

3)	Issuance of senior unsecured convertible debt would lower EnerSys’ cash interest payments due to the lower interest coupon on convertible debt.

In addition to Step 1 and 2, EnerSys (Holdings) is in the process of setting up a corporate joint venture with a Tunisian company (hereinafter the “Tunisian JV”) under which EnerSys (Holdings) will own 51% of the share capital of the Tunisian JV for an overall investment in the first year of approximately Euro 1.000.000,00 and that shall not exceed Euro 2.000.000,00 in the following years. This is Step 3.

(Step 1, Step 2, Step 3, collectively the “Transactions”).

EnerSys is requesting the following waivers and amendments to the terms of the Euro 25 million Credit Agreement:

1.	Authorize Issuance of New Senior Unsecured Financial Indebtedness – Step 1.

In relation to article 18.7 (Financial Indebtedness) of the Euro 25 million Credit Agreement, EnerSys is requesting that it be permitted to issue $150 – $205 million of senior unsecured indebtedness in the form of bonds either convertible or straight unsecured debt and use the net proceeds to partially pay down the existing US Credit Agreement Term Loan. EnerSys and all of its direct and indirect subsidiaries shall be entitled to grant guarantees of any kind that might be necessary in order to issue such New Senior Unsecured Financial Indebtedness. This Transaction will be completed approximately by the end of May.

Should the execution and implementation of Step 1 above trigger a potential or actual breach or violation of any provisions included under the Euro 25 million Credit Agreement, the relevant term, condition, covenant and representation will be deemed as fully and unconditionally waived by Intesa Sanpaolo.

2.	Authorize Entering Into a new Secured US Credit Agreement – Step 2.

In relation to articles 18.5 (Negative Pledge) and 18.7 (Financial Indebtedness) of the Euro 25 million Credit Agreement, EnerSys is requesting that it be permitted to enter into a new US Credit Agreement which will repay the balance of the existing US Credit Agreement and that will have substantially similar security package, guarantees, financial covenants, terms and conditions as the existing US Credit Agreement, with such changes and modifications thereto as EnerSys and the lenders thereunder mutually agree. The new US Credit Agreement will consist of approximately $225 – 250 million of Term Loan A and a Revolver of approximately $125 million. EnerSys and all of its direct and indirect subsidiaries shall be entitled to grant guarantees and mortgages, pledges, security interests, encumbrances, liens or charges of any kind that might be necessary in order to enter into such new US Credit Agreement. It is understood that the guarantees and security package of the new US Credit Agreement shall be substantially similar to the guarantees and security package of the existing US Credit Agreement, with such changes and modifications thereto as EnerSys and the lenders thereunder mutually agree. At this regard, EnerSys (Holdings) will deliver to Intesa Sanpaolo immediately after the entering into the new US Credit Agreement (i) a pdf copy of the signed new US Credit Agreement, (ii) a mark-up copy between the current US Credit Agreement and the new US Credit Agreement and (iii) a relevant summary list with the main changes occurred. This Transaction will be completed approximately in mid June.

Subject to point 5 below, should the execution and implementation of Step 2 above trigger a potential or actual breach or violation of any provisions included under the Euro 25 million Credit Agreement, the relevant term, condition, covenant and representation will be deemed as waived by Intesa Sanpaolo until the Final Date (as defined below).

3.	Authorize to set up and make the necessary investment into the Tunisian JV – Step 3.

In relation to article 18.11 (Acquisitions) (b) of the Euro 25 million Credit Agreement, EnerSys is requesting the insertion of a new point (iii), providing for an express authorization to enter in the process of setting up a corporate joint venture with Tunisian JV under which EnerSys (Holdings) will indirectly own 51% of the share capital of the Tunisian JV for an overall investment in the first year of approximately Euro 1.000.000,00 and that shall not exceed Euro 2.000.000,00 in the following years. The Tunisian JV shall have the right to receive and/or make intercompany loans pursuant to article 1.1 (Definitions – Intercompany Loan). This Transaction will be completed approximately within 6 months from the date hereof.

Should the execution and implementation of Step 3 above trigger a potential or actual breach or violation of any provisions included under the Credit Agreement, the relevant term, condition, covenant and representation will be deemed as fully and unconditionally waived by Intesa Sanpaolo.

4.	Cross-default provision.

In relation to article 19.5 (Cross-default) of the Euro 25 million Credit Agreement, the definition of Financial Indebtedness shall include also (i) the issuance of the $150 – $205 million of senior unsecured indebtedness in the form of bonds either convertible or straight unsecured debt and (ii) the approximately $225 – 250 million Term Loan A and $125 million Revolver new US Credit Agreement. Therefore the cross-default clause under article 19.5 (Cross-default) of the Euro 25 million Credit Agreement will apply also in such cases.

5.	Amendments to the Euro 25 million Credit Agreement

Upon the signing of the new US Credit Agreement under Step 2 above, EnerSys and Intesa Sanpaolo will renegotiate in good faith the terms, conditions and financial covenants of the Euro 25 million Credit Agreement in order to adjust the Euro 25 million Credit Agreement to the provisions contained under the new US Credit Agreement.

It remains understood that Intesa Sanpaolo shall, at its own reasonable discretion, specify the terms and conditions and financial covenants that shall be subject to such adjustment.

The renegotiation will take also into account that the validity and effectiveness of the existing Italian law deed of pledge and the existing US law Guarantee will continue.

Should the Parties do not reach an agreement on the new terms and conditions of the Euro 25 million Credit Agreement within 120 days from the date of the signing of the new US Credit Agreement (the “Final Date”), EnerSys acknowledges and agrees that Intesa Sanpaolo will be entitled, at its discretion, to demand for the repayment of the outstanding loan under the Euro 25 million Credit Agreement with a prior written notice of 30 days. This case will be treated as a further case of mandatory prepayment under article 7 (Prepayment and Cancellation) of the Euro 25 million Credit Agreement.

6.	Governing Law and Enforcement.

This letter of waiver shall be governed by the Laws of Italy and, as to the enforcement, is subject to article 34 (Enforcement) of the Euro 25 million Credit Agreement

* * *

We confirm our full acceptance of your Proposal.

Sincerely,

INTESA SANPAOLO S.P.A.

/s/ Alessandro Rotoli	/s/ Lorenzo Lubian
(Alessandro Rotoli)	(Lorenzo Lubian)

ENERSYS

2366 Bernville Road

Reading, PA 19605

USA

Facsimile No.: +1-610-208-671

PRIVATE & CONFIDENTIAL

Fax no +39 02 87941558	INTESA SANPAOLO S.p.A.
P.zza Scala 6
20121 - Milan, Italy
To the kind attention of:
Mr. Alessandro Rotoli, Intesa Sanpaolo
Mr. Nicola Menis, Intesa Sanpaolo

May 15, 2008

RE: Proposed Waiver and Amendment Request to Euro 25 Million Credit Facility dated June 15, 2005

Dear Sirs,

We acknowledge receipt of your full unconditional and irrevocable acceptance of our Proposed Waiver and Amendment Request to the Euro 25 Million Credit Facility dated June 15, 2005.

Yours faithfully

ENERSYS

By:	/s/ Michael G. Hastings
Name:	Michael G. Hastings
Title:	Vice President, Treasurer and Assistant Secretary

ENERSYS CAPITAL INC.

2366 Bernville Road

Reading, PA 19605

USA

Facsimile No.: +1-610-208-1671

PRIVATE & CONFIDENTIAL

Fax no -39 02 87941558	INTESA SANPAOLO S.p.A.
P.zza Scala 6
20121- Milan, Italy
To the kind attention of:
Mr. Alessandro Rotoli, Intesa Sanpaolo
Mr. Nicola Menis, Intesa Sanpaolo

May 15, 2008

RE: Proposed Waiver and Amendment Request to Euro 25 Million Credit Facility dated June 15, 2005

Dear Sirs,

We acknowledge receipt of your full unconditional and irrevocable acceptance of our Proposed Waiver and Amendment Request to the Euro 25 Million Credit Facility dated June 15, 2005.

Yours faithfully

ENERSYS CAPITAL INC.

By:	/s/ Michael G. Hastings
Name:	Michael G. Hastings
Title:	Treasurer and Assistant Secretary

ENERSYS HOLDINGS (LUXEMBOURG) S.à r.l.

6 Avenue Pasteur, L-2310

L-2310 Luxembourg

Grand Duchy of Luxembourg

Facsimile No.: + 35 2 26478563

PRIVATE & CONFIDENTIAL

Fax no. + 39 02 87941558	INTESA SANPAOLO S.p.A.
P.zza Scala 6
20121 - Milan, Italy
To the kind attention of:
Mr. Alessandro Rotoli, Intesa Sanpaolo
Mr. Nicola Menis, Intesa Sanpaolo

May 15, 2008

RE: Proposed Waiver and Amendment Request to Euro 25 Million Credit Facility dated June 15, 2005

Dear Sirs,

We acknowledge receipt of your full unconditional and irrevocable acceptance of our Proposed Waiver and Amendment Request to the Euro 25 Million Credit Facility dated June 15, 2005.

Yours faithfully

ENERSYS HOLDINGS (LUXEMBOURG) S.à r.l.

By:	/s/ Richard W. Zuidema
Name:	Richard W. Zuidema
Title:	Manager